                    Oppenheimer Trinity Large Cap Growth Fund
                      Supplement dated May 14, 2003 to the
                       Prospectus dated September 24, 2002

The Prospectus is changed as follows:

1.    The following paragraph is added to the end of the section captioned "How the Fund is Managed" on Page 11:

            At a  recent  meeting,  the  Board  of  Trustees  of  the  Fund
      determined   that  it  is  in  the  best   interest   of  the  Fund's
      shareholders  that the  Fund  reorganize  with  and into  Oppenheimer
      Growth Fund.  The Board  unanimously  approved an agreement  and plan of  reorganization  to be entered  into  between  these funds and the
      transactions   contemplated  thereby  (the   "reorganization").   The
      Board  further   determined   that  the   reorganization   should  be
      submitted to the Fund's  shareholders  for approval,  and recommended
      that  shareholders   approve  the  reorganization.   Shareholders  of
      record as of a date to be  determined  by the Board will be  entitled to vote on the  reorganization  and will receive the proxy  statement
      describing  the   reorganization.   The  anticipated   date  for  the
      shareholder  meeting  is on or about  September  12,  2003,  with the reorganization to be effected shortly thereafter.

May 14, 2003                                                PS0775.019